==============================================================================

                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 6, 2004





                         FX ENERGY, INC.
      (Exact name of registrant as specified in its charter)


         Nevada                        000-25386            87-0504461
(State or other jurisdiction of  (Commission File Number)  (IRS Employer
incorporation or organization)                             Identification No.)


      3006 Highland Drive, Suite 206
           Salt Lake City, Utah                                  84106
  (Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code:  (801) 486-5555


                               N/A
  (Former name or former address, if changed since last report)




==============================================================================

------------------------------------------------------------------------------

        ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

------------------------------------------------------------------------------

    On August 6, 2004, FX Energy, Inc. issued a press release, a copy of which is attached as Exhibit 99.01.

------------------------------------------------------------------------------

                        ITEM 7.  EXHIBITS

------------------------------------------------------------------------------

    The following is filed as an exhibit to this report:



Exhibit
Number             Title of Document                               Location
--------  -------------------------------------------------------  -----------

Item 99.  Other Exhibits
--------  -------------------------------------------------------  -----------
99.01     Press Release dated August 6, 2004                       Attached






------------------------------------------------------------------------------

                            SIGNATURES

------------------------------------------------------------------------------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     FX ENERGY, INC.
                                     Registrant


Dated:  August 6, 2004               By   /s/ Scott J. Duncan
                                        -----------------------------------
                                        Scott J. Duncan, Vice-President